Exhibit 99.6

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote IMMEDIATE by Internet, — Smartphone 24 Hours a Day, or Tablet 7 Days a QUICK Week or by Mail EASY BAY BANKS OF VIRGINIA, INC. to Your vote Mobile your or shares Internet in the vote same authorizes manner the as named if you marked, proxies signed electronically and returned over the your Internet proxy card. must Votes be received submitted by 11:59 p.m., Eastern Time, on January 20, 2021. www. INTERNET cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting. To attend: https://www.cstproxy.com/baybanks/2021 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this 1. To approve the Agreement and Plan of Reorganization, FOR AGAINST ABSTAIN dated as of August 12, 2020 and amended November 6, 2020, between Blue Ridge Bankshares, Inc. (“Blue Ridge”) and Bay Banks of Virginia, Inc. (“Bay Banks”), including the related Plan of Merger, pursuant to which Bay Banks will merge with and into Blue Ridge, as more fully described in the accompanying joint proxy statement/prospectus. 2. To approve, on a nonbinding advisory basis, specified FOR AGAINST ABSTAIN compensation that may become payable to the named executive officers of Bay Banks in connection with the merger. 3. To adjourn the special meeting to a later date or dates, FOR AGAINST ABSTAIN if necessary to solicit additional proxies to approve Proposal 1. CONTROL NUMBER Signature Signature, if held jointly Date, 2020 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held January 21, 2021 The notice of special meeting of stockholders and joint proxy statement/prospectus are available at: https://www.baybanks.com/shareholder FOLD HERE • DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BAY BANKS OF VIRGINIA, INC. The undersigned appoints Julien G. Patterson and Elizabeth H. Crowther, and each of them, as proxies, each with the power to appoint his/her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Bay Banks of Virginia, Inc. held of record by the undersigned at the close of business on November 30, 2020 at the Special Meeting of Stockholders of Bay Banks of Virginia, Inc. to be held in a virtual meeting format at https://www.cstproxy.com/baybanks/2021 on January 21, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. (Continued, and to be marked, dated and signed, on the other side)